                                2,250,000 Shares

                          NORLAND MEDICAL SYSTEMS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


June __, 1996


UBS Securities LLC
Pacific Growth Equities, Inc.
As Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, NY  10171

Ladies and Gentlemen:

          Norland Medical Systems, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 1,500,000 shares (the "Company Shares") of its authorized but unissued Common Stock, $.0005 par value per share (the "Common Stock"), to the several Underwriters listed on SCHEDULE A to this Agreement (collectively, the "Underwriters"); and Norland Partners ("Norland Partners"), L.P., a stockholder, proposes to sell 750,000 shares of issued and outstanding Common Stock (the "Stockholder Shares") to the Underwriters. The Company, Norland Partners, and Novatech Ventures, L.P. also propose to grant to the Underwriters an option to purchase an aggregate of up to 337,500 additional shares (the "Option Shares") of Common Stock on the terms and for the purposes set forth in Section 4.c. Norland Partners and Novatech Ventures, L.P. are hereinafter individually referred to as a "Selling Stockholder" and collectively referred to as the "Selling Stockholders." The Company Shares and the Stockholder Shares are hereinafter collectively referred to as the "Firm Shares," and the Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

          The Company wishes to confirm as follows its agreements with you (the "Representatives") and the other Underwriters on whose behalf you are acting in connection with the several purchases by the Underwriters of the Shares.

          1. REGISTRATION STATEMENT. A registration statement on Form S-1 (File No. ________) including a prospectus relating to the Shares and each amendment thereto has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required.
There have been delivered to you two signed copies of such registration statement and amendments, of each related prospectus subject to completion and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. If such registration statement has not become effective, a further amendment or amendments to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing all Rule 430A Information (as hereinafter defined) will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations).

          The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes or became effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information or information included in a term sheet pursuant to Rule 434 of the Rules and Regulations and in each case deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A or Rule 434(d) of the Rules and Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective; provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of UBS Securities LLC, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares

(including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall, if applicable, be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). If in reliance on Rule 434 of the Rules and Regulations and with the consent of UBS Securities LLC, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. The term "Offering Memorandum" as used in this Agreement shall mean the offering memorandum consisting of the Prospectus and any Canadian wrap-around used in connection with the offering of the Shares in Canada.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Underwriters as follows:

               a. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or any institution of proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations. When the Registration Statement became or becomes, as the case may be, effective (the "Effective Date") and at all times subsequent thereto up to and at the Closing Date (as hereinafter defined), any later date on which Option Shares are to be purchased (the "Option Closing Date") and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, will contain all statements which are required to be stated therein by, and will comply with the requirements of, the Act and the Rules and Regulations, (ii) each Preliminary Prospectus and Prospectus, and any supplement thereto, delivered to the Underwriters for use in connection with the offering of Shares contemplated hereunder will be identical, if applicable, to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T and (iii) none of the Registration Statement, the Prospectus, the Offering Memorandum, or any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement and Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus, the Offering Memorandum or any other materials, if any, permitted by the Act and applicable Canadian securities legislation.

               b. Each of the Company, Dove Medical Systems, Inc. (the "Subsidiary"), Norland Corporation ("Norland") and Stratec Medizintech GmbH ("Stratec"; Norland and Stratec are together sometimes referred to herein as the "Manufacturers") has been duly incorporated and otherwise formed and is validly existing as a corporation or limited liability company (Gesellschaft mit beschrankter Haftung) in good standing (where such concept is legally relevant) under the laws of the jurisdiction of its formation, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement. Each of the Company and the Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiary (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Rules and Regulations) other than the Subsidiary. The Company owns all of the outstanding common stock of the Subsidiary. Other than the Subsidiary and as otherwise described in the Registration Statement, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiary and all amendments thereto have been delivered to the Representatives, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date. All of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claims.

               c. The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable laws, including without limitation, federal and state securities laws, or equitable principles and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
(i) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Subsidiary or, to the best of the Company's knowledge, either Manufacturer, is a party or by which any of their respective properties are bound, or (ii) the certificate of incorporation or bylaws of the Company, the Subsidiary or, to the best of the Company's knowledge, either Manufacturer, or (iii) any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body to which the Company, the Subsidiary or, to the best of the Company's knowledge, either Manufacturer, is subject. The Company is not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other governmental agency or body as a requirement for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under state securities or blue sky ("Blue Sky") laws or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or under applicable Canadian securities legislation.

               d. There is not pending or, to the Company's knowledge, threatened, any legal or governmental action, suit, claim, proceeding or investigation against the Company, the Subsidiary or either Manufacturer or to the Company's knowledge, any pending or threatened action, suit, claim or proceeding against any of their respective officers or any of their respective properties, assets or rights before any court or governmental agency or body or otherwise which, if adversely determined, is likely to result in any Material Adverse Effect or cause a material adverse change in its condition (financial or otherwise), properties, assets, business, results of operations or rights, or prevent consummation of the transactions contemplated hereby or materially adversely affect the rights of the Company under the Distribution Agreement or Loan Agreement. There are no statutes, rules, regulations, agreements, contracts, leases or documents that are required to be described in the Prospectus, or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement.

               e. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the

Offering Memorandum (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company). The Company Shares and Option Shares to be issued and sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Except as set forth in the Registration Statement, no preemptive right, co-sale right, registration right, right of first refusal or other similar rights of security holders exists with respect to any of the Shares to be issued and sold by the Company or the issue and sale thereof other than those that have lapsed or been expressly waived prior to the date hereof. No further approval or authorization of any security holder, the Board of Directors or any duly appointed committee thereof or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Act, the Exchange Act or state securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the Offering Memorandum and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The descriptions of the Company's stock option and other plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus and the Offering Memorandum accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights. All of the outstanding equity securities of Norland and Stratec are owned of record and beneficially by Norland Medical Systems, B.V. ("NMS"), a corporation organized under the laws of the Netherlands, and there are no outstanding options to purchase or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of equity securities of Norland or Stratec or any such options, rights, convertible securities or obligations. All of the outstanding equity securities of NMS are owned of record and beneficially by Hans Schiessl, Norland Partners, L.P., Nissho Iwai Corporation, and Nissho Iwai American Corporation, and there are no outstanding options to purchase or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of equity securities of NMS or any such options, rights, convertible securities or obligations, except pursuant to the NMS Stock Option Plan.

               f. Each of the Company, Norland, and Stratec, has full legal right, power and authority to enter into the distribution agreement among the Company, Norland and Stratec described in the Prospectus (as amended, the "Distribution Agreement"), the product development loan agreement among the Company, Norland and Stratec (the "Loan Agreement") and the applicable Promissory Notes attached as exhibits to the Loan Agreement (the "Notes") and to comply with and perform its respective obligations contemplated thereby, and NMS has full legal right, power, and authority to make the covenants set forth directly below the signatures of the parties to the Distribution Agreement and the Loan Agreement in the manner set forth therein and to comply with and perform its obligations contained in such covenants. The Distribution Agreement and the Loan Agreement were duly authorized, executed and delivered by each of the Company, Norland, and Stratec, and the covenants of NMS set forth below the signatures of the parties to the Distribution Agreement and the Loan Agreement were duly authorized, executed and delivered by NMS. Each of the Distribution Agreement and the Loan Agreement constitutes and each of the Notes when executed and delivered will constitute a valid and binding obligation of each party thereto, enforceable in accordance with its terms, and NMS's covenants set forth below the signatures of the parties to the Distribution Agreement and the Loan Agreement constitute valid and binding obligations of NMS, enforceable in accordance with their terms. The Company's, Norland's, and Stratec's entering into and performing under the Distribution Agreement, the Loan Agreement, and Norland's and Stratec's execution, delivery, and performance of the Notes, will not violate any provisions of their respective certificates or articles of incorporation or bylaws, as amended or restated, or other organizational documents, nor will any such entering into, execution, delivery, or performance conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company, Norland or, to the best of the Company's knowledge, Stratec, respectively, is a party or by which the Company, Norland, or, to the best of the Company's knowledge, Stratec, or any properties of any of them, respectively, may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to any party to the Distribution Agreement, the Loan Agreement and the Notes when issued, or any of their properties.

               g. Coopers & Lybrand, LLP, who have examined the financial statements, together with the related schedules and notes, of the Company filed with the Commission as a part of the Registration Statement, which are included in the Prospectus; Schweizerische Treuhandgesellscshoft-Coopers & Lybrand AG, who have examined the financial statements, together with related schedules and notes, of Ostech BV ("OBV") filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, and Hurley & Company, who have examined the financial statements, together with related schedules and notes of the Subsidiary filed with the Commission, as a part of the Registration Statement, which are included in the Prospectus, are independent public accountants with respect to the Company, OBV and the Subsidiary, as the case may be, within the meaning of the Act and the Rules and Regulations. The financial statements of the Company, OBV and the Subsidiary, together with the related schedules and notes, forming part of the Registration Statement, the Prospectus and the Offering Memorandum, fairly present in all material respects the financial position and the results of operations of the Company, OBV and the Subsidiary, as the case may be, at the respective dates and for the respective periods to which they apply. All financial statements, together with the related schedules and notes, filed with the Commission as part of the Registration Statement have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved except as may be otherwise stated in the Registration Statement. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules are required by the Act or the Rules and Regulations to be included in the Registration Statement.

               h. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Offering Memorandum, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to result in a Material Adverse Effect or to cause a material adverse change in the condition (financial or otherwise) business, properties, results of operations or assets described or referred to in the Registration Statement of the Company and the Subsidiary taken as a whole, or, to the best of the Company's knowledge, either Manufacturer (except as to a Manufacturer changes that would not materially or adversely affect the condition (financial or otherwise), business, properties, assets or results of operations of the Company), (ii) any transaction which is material to the Company or the Subsidiary, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiary taken as a whole, incurred by the Company or the Subsidiary, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiary, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, the Subsidiary or, to the best of the Company's knowledge, either Manufacturer, or (vi) any loss or damage (whether or not insured) to the property of the Company, the Subsidiary or, to the best of the Company's knowledge, either Manufacturer, which has been sustained or will have been sustained which is material to the Company and the Subsidiary taken as a whole. Neither the Company nor the Subsidiary has any contingent obligation which is material to the Company and the Subsidiary taken as a whole which is not disclosed in the Registration Statement.

               i. Except as set forth in the Prospectus and the Offering Memorandum, (i) each of the Company and the Subsidiary has good and marketable title to all material properties and assets described in the Prospectus and Offering Memorandum as owned by them, and, to the best of the Company's knowledge, each Manufacturer has good and marketable title to the properties and assets necessary for the conduct of its business and the satisfaction of its obligations under the Distribution Agreement, in each case free and clear of any pledge, lien, security interest, charge, encumbrance, claim, equitable interest, or restriction, except those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or affect the satisfaction of obligations under the Distribution Agreement by each Manufacturer, respectively, (ii) the agreements to which the Company, the Subsidiary and, to the best of the Company's knowledge, Norland or Stratec, is a party described in the Prospectus and the Offering Memorandum are valid agreements, enforceable against the Company, the Subsidiary, Norland or Stratec, as the case may be, in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements and (iii) the Company, the Subsidiary, Norland and, to the best of the Company's knowledge, Stratec have valid and enforceable leases for the properties described in the Prospectus and the Offering Memorandum as leased by it, and such leases conform in all material respects to the description thereof, if any, set forth in the Registration Statement. Except as set forth in the Prospectus and the Offering Memorandum, the Company, the Subsidiary and, to the best of the Company's knowledge, each of the Manufacturers owns or leases all such properties as are necessary to its operations as now conducted or proposed to be conducted.

               j. Each of the Company, the Subsidiary, Norland and, to the best of the Company's knowledge, Stratec, now hold and at the Closing Date and any later Option Closing Date, as the case may be, will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, including but not limited to the United States Food and Drug Administration (the "FDA"), and any foreign regulatory authorities performing functions similar to those performed by the FDA, that are material to the conduct of the business of the Company (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, canceled, suspended or not renewed). Neither the Company nor the Subsidiary nor, to the best of the Company's knowledge, Norland or Stratec, is in violation of its certificate of incorporation or bylaws, or, except for defaults or violations which would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, including, but not limited to, the FDA (including, without limitation, all applicable statutes or regulations relating to: the development, testing, manufacture, labelling, advertising or sale of X-ray devices; the development, testing, manufacture, labelling, advertising or sale of medical devices generally; and the control of exports from the United States); and there does exist any state of facts that constitutes an event of default or violation on the part of the Company or, to the best of the Company's knowledge, either Manufacturer as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default or violation. All of the descriptions in the Registration Statement and Prospectus of the legal and governmental proceedings by or before the FDA or any foreign, state or local government body exercising comparable authority are true, complete and accurate in all material respects.

               k. Each of the Company, the Subsidiary and Norland has filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company, the Subsidiary or either Manufacturer which might have a Material Adverse Effect. All material tax liabilities are adequately provided for within the financial statements of the Company.

               l. Each of the Company and the Subsidiary maintain insurance (other than product liability and clinical trial liability insurance) of the types and in the amounts adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Each of the Manufacturers has product liability insurance (including clinical trial liability insurance) in full force and effect to the extent described in the Prospectus and Registration Statement, which insurance names the Company as an additional insured.

               m. Neither the Company, the Subsidiary nor, to the best of the knowledge of the Company, either Manufacturer, is involved in any labor dispute or disturbance nor, to the best of the knowledge of the Company, is any such dispute or disturbance threatened. No collective bargaining agreement exists with any of the Company's or the Subsidiary's employees and, to the best of the Company's knowledge, no such agreement is imminent.

               n. Each of the Company, the Subsidiary, Norland and, to the best of the Company's knowledge, Stratec, own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property") necessary to the conduct of their businesses as conducted and as proposed to be conducted as described in the Prospectus and the Offering Memorandum except as otherwise set forth in the Prospectus under the heading "Risk Factors--Proprietary Rights Protection." The Company has no knowledge that it, the Subsidiary or either Manufacturer lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Prospectus, except as described in the Prospectus and the Offering Memorandum. The Prospectus fairly and accurately describes the Company's, the Subsidiary's, Norland's and, to the best of the Company's knowledge, Stratec's rights with respect to the Intellectual Property. The Company has not received any notice of, and has no knowledge of, infringement or of conflict with rights or claims of others with respect to any Intellectual Property. The Company is not aware of any asserted rights or patents of others which are infringed upon by potential products or processes referred to in the Prospectus and the Offering Memorandum in such a manner as to materially and adversely affect the Company and the Subsidiary taken as a whole, except as described in the Prospectus and the Offering Memorandum.

               o. The Company is not an "investment company," or a "promoter" or "principal underwriter" for a registered investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

               p. Neither the Company nor the Subsidiary has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the underwriting discounts and commissions contemplated hereby.

               q. The Company is not aware of any state of facts that might reasonably be expected to result in Norland or Stratec, or any supplier to either, failing to deliver or delaying delivery of goods, services, or other products to the Company, except for failures or delays that would not materially adversely affect the condition (financial or otherwise), business or results of operations of the Company.

               r. Neither the Company nor the Subsidiary has received any notice, whether written or oral, from any of their respective distributor of termination of a distribution agreement between the Company or the Subsidiary and such distributor, and neither the Company nor the Subsidiary is aware of the revocation or impending revocation of any governmental permit necessary for the sale of the Company's or the Subsidiary's products in any country in which any such distributor has authority to sell such products, except such terminations or revocations as would not individually or in the aggregate have a material adverse effect on the Company.

               s. Neither the Company nor the Subsidiary has received any notice, whether written or oral, from any distributor, customer, or person or entity using any product marketed by the Company or the Subsidiary to return any such product, which notice or returns the Company or the Subsidiary knows arise from a defect or shortcoming in the products marketed by the Company or the Subsidiary, except such defects as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, or results of operations of the Company.

               t. Each of the Company, the Subsidiary, Norland and, to the best of the Company's knowledge, Stratec (i) is in compliance with any and all applicable United States, state and local and foreign environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's, the Subsidiary's, Norland's or to the best of the Company's knowledge, Stratec's. activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (ii) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

               u. Neither the Company nor the Subsidiary nor Norland nor, to the best of the Company's knowledge, Stratec, has engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's, the Subsidiary's, Norland's or Stratec's properties or former properties, except where such use, manufacture, transportation or storage is in material compliance with Environmental Laws. No Hazardous Materials have been treated or disposed of on any of the Company's, the Subsidiary's, Norland's, or to the best of the Company's knowledge, Stratec's, properties or on properties formerly owned or leased by the Company, the Subsidiary, Norland, or to the best of the Company's knowledge, Stratec, during the time of such ownership or lease, except in compliance with Environmental Laws. No spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials have occurred on or under or have emanated from any of the Company's, the Subsidiary's, Norland's or to the best of the Company's knowledge, Stratec's, properties or former properties.

               v. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable and appropriate action is taken with respect to any differences.

               w. Neither the Company nor the Subsidiary nor, to the best of the Company's knowledge, either Manufacturer, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or
(ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public of quasi-public duties, other than payments required or permitted by the laws of the United States.

               x. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Shares that are currently outstanding are quoted, and the Shares to be issued and sold under this Agreement have been duly authorized for quotation, on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System ("Nasdaq National Market"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

               y. Neither the Company nor, to its knowledge, any of its officers, director or affiliates have taken, and at the Closing Date and at any later Option Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Shares.

               z. The Company has not distributed and will not distribute prior to the later of the (i) the Closing Date or any Option Closing Date, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, Prospectus, Offering Memorandum, Registration Statement and other materials, if any, permitted by the Act.

               aa. The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder. True and complete copies of all such reports and other documents have been delivered to you.

               bb. The Company has complied with all provisions of Section 517.075, Florida statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

               cc. The Company and the Subsidiary each had all corporate power and authority to execute, deliver and perform the Agreement and Plan of Reorganization dated as of April 2, 1996 (the "Acquisition Agreement"), and each of such corporations took all action required by law, their articles or certificates of incorporation and bylaws or otherwise, to authorize such execution and delivery and to approve the merger of Dove Medical Systems ("Dove") into the Subsidiary (the "Merger").

               dd. The Company had all corporate power and authority to execute, deliver and perform the Purchase Agreement dated April 2, 1996 (the "Purchase Agreement") relating to the Merger, and the Company took all action required by law, its articles of incorporation and bylaws or otherwise, to authorize such execution and delivery and the performance of the transactions contemplated thereby.

               ee. The execution and delivery of the Acquisition Agreement and the consummation of the Merger and, in the case of the Company, the execution and delivery of the Purchase Agreement, did not contravene any provision of applicable law or the articles or certificates of incorporation or bylaws of the Company or the Subsidiary, or any provision of any material agreement or instrument binding upon the Company or the Subsidiary or any order, writ, injunction or decree of any jurisdiction, court or governmental body.

               ff. Each of the Acquisition Agreement and the Purchase Agreement is a valid and binding agreement of each of the parties thereto, and the Merger has been duly consummated with the Subsidiary as the sole surviving corporation.

               gg. To the knowledge of the Company, no shareholders of Dove have exercised their rights of appraisal or other dissenter's rights with respect to the Merger or any of the actions that were conditions precedent to, or otherwise necessary to effect, the Merger.

               hh. The Merger qualified as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

          3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING STOCKHOLDERS.

               a. Each Selling Stockholder hereby represents and warrants to, and covenants with, the Underwriters as follows:

                    (1) It has, and on the Closing Date (as hereinafter defined) will have, good and marketable title to the Stockholder Shares and Option Shares to be sold by it and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Stockholder Shares and Option Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such Stockholder Shares and Option Shares hereunder, the several Underwriters will acquire good and marketable title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

                    (2) It has executed and delivered a Power of Attorney and caused to be executed and delivered on its behalf a Custody Agreement (hereinafter collectively referred to as the "Stockholder's Agreement") and in connection herewith the Selling Stockholder further represents, warrants and agrees that it has deposited in custody, under the Stockholder's Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Stockholder Shares and Option Shares to be sold by it, for the purpose of further delivery pursuant to this Agreement. The Selling Stockholder agrees that the Stockholder Shares and Option Shares on deposit with the Agent are subject to the interests of the Company and the several Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the Selling Stockholder's obligations hereunder shall not be terminated, except as provided in this Agreement or in the Stockholder's Agreement, by any act of the Selling Stockholder, by operation of law, by the insolvency or dissolution of the Selling Stockholder or by the occurrence of any other event. If the Selling Stockholder should be dissolved or liquidated, or if any other such event should occur, before the delivery of the Stockholder Shares and Option Shares hereunder, the documents evidencing the Stockholder Shares and Option Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement and the Stockholder's Agreement as if such event had not occurred, regardless of whether or not the Agent shall have received notice thereof. This Agreement and the Stockholder's Agreement have been duly executed and delivered by or on behalf of the Selling Stockholder and a copy of such Stockholder's Agreement has been delivered to you.

                    (3) The performance of this Agreement and the Stockholder's Agreement and the consummation of the transactions contemplated hereby and by the Stockholder's Agreement will not result in a breach or violation by the Selling Stockholder of any of the terms or provisions of, or constitute a default by the Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Stockholder or any of its properties.

                    (4) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                    (5) With respect to any statements in the Registration Statement, the Prospectus, or any amendment or supplement thereto that are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use in the preparation of the Registration Statement, the Prospectus, or such amendment or supplement, at the time the Registration Statement becomes or became effective and at all times subsequent thereto up to and including the Closing Date (hereinafter defined) or any later Option Closing Date, neither the Registration Statement nor the Prospectus nor such amendment or supplement included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (6) The executive officers of the general partner of the Selling Stockholder have reviewed and are familiar with the Registration Statement as originally filed with the Commission and all amendments and supplements thereto, if any, filed with the Commission prior to the date hereof, with the Preliminary Prospectus contained therein and with the Offering Memorandum, as supplemented, if applicable, to the date hereof. To the best knowledge of the Selling Stockholder, the representations, warranties and agreements of the Company contained in Section 2 of this Agreement are true and correct.

               b. The Selling Stockholder agrees with the Company and the several Underwriters that, without the prior written consent of UBS Securities LLC which may be withheld in your sole discretion, the Selling Stockholder will not, directly or indirectly, offer, sell, assign, transfer, encumber, contract to sell, grant any option to purchase, or otherwise dispose of, any Common Stock (including Common Stock that may be deemed to be beneficially owned by the Selling Stockholder in accordance with the Rules and Regulations) or any securities convertible into or exchangeable for any shares of Common Stock, until the one hundred twentieth (120th) day after the effective date of the Registration Statement. Notwithstanding the foregoing, this paragraph shall not prohibit any of the following types of transfers: (i) a private transfer by the Selling Stockholder to a partner of the Selling Stockholder or a retired partner of the Selling Stockholder, in accordance with the Selling Stockholder's partnership agreement; and (ii) following any transfer permitted in clause (i) of this sentence to an individual, any private transfer by gift, will or intestate succession from such individual to such individual's spouse or members of the immediate family of such individual or such individual's spouse, in each case described in clause (i) or (ii) if the transferee agrees in writing to be subject to the terms of this paragraph to the same extent as the Selling Stockholder.

          4.   PURCHASE OF THE SHARES BY THE UNDERWRITERS.

               a. On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Company Shares, and Norland Partners, L.P. agrees to sell the Stockholder Shares, to the several Underwriters. Each of the Underwriters agrees to purchase from the Company and Norland Partners, L.P. the respective aggregate number of Firm Shares set forth opposite its name on SCHEDULE A, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 4.b. hereof. The price at which such Firm Shares shall be sold by the Company and purchased by the several Underwriters shall be $_____ per share. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs b. and c. of this Section 4, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified on SCHEDULE A.

               b. If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 11 hereof) to purchase and pay for the number of Shares agreed to be purchased by such Underwriter or Underwriters, the non-defaulting Underwriters shall have the right within twenty-four (24) hours after such default to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the Shares which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such Shares and portion, the number of Shares which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis (as adjusted by you in such manner as you deem advisable to avoid fractional shares) to absorb the remaining shares and portion which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Shares and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder. If the total number of Shares which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within twenty-four (24) hours next succeeding the 24-hour period referred to above, to make arrangements with other underwriters or purchasers reasonably satisfactory to you for purchase of such Shares and portion on the terms herein set forth. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 6 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 6 in order that any necessary changes in the Registration Statement, the Prospectus, the Offering Memorandum or any other documents or arrangements may be made. If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour periods stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph b., and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               c. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders grant an option to the several Underwriters to purchase all or any portion of the Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option. If the Underwriters exercise their option as to fewer than all the Option Shares, the first 36,000 Option Shares will be sold by Norland Partners, L.P., the next 264,000 Option Shares will be sold by Novatech Ventures, L.P., and the remaining 37,500 Option Shares will be sold by the Company. Delivery of certificates for the shares of Option Shares, and payment therefor, shall be made as provided in Section 6 hereof. Each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, the exact number of shares to be adjusted by you in such manner as you deem advisable to avoid fractional shares.

          5.   OFFERING BY UNDERWRITERS.

               a. The terms of the initial public offering in the United States and the private placement in Canada by the Underwriters of the Shares to be purchased by them shall be as set forth in the Prospectus and the Offering Memorandum, respectively. The Underwriters may from time to time change the public offering and private placement prices after the closing of the initial public offering and private placement and increase or decrease the concessions and discounts to dealers as they may determine.

               b. You, on behalf of the Underwriters, represent and warrant that (i) the information set forth in the last paragraph on the front cover page and under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Offering Memorandum relating to the Shares (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Offering Memorandum, and that the statements made therein are correct and do not omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made not misleading, and (ii) the Underwriters have not distributed and will not distribute prior to the Closing Date or on any Option Closing Date, as the case may be, any offering material in connection with the offering and sale of the shares other than the Preliminary Prospectus, the Prospectus, the Registration Statement, the Offering Memorandum and other materials permitted by the Act.

          6.   DELIVERY OF AND PAYMENT FOR THE SHARES.

               a. Delivery of certificates for the Firm Shares and the Option Shares (if the option granted pursuant to Section 4.c. hereof shall have been exercised not later than 1:00 p.m., New York time, on the date at least two business days preceding the Closing Date), and payment therefor, shall be made at the office of Morgan, Lewis & Bockius, 101 Park Avenue, New York, New York 10782 at 9:00 a.m., New York time, on the third business day after first day that Shares are traded or at such time on such other day, not later than seven full business days after the first day that Shares are traded, as shall be agreed upon in writing by the Company and you (the "Closing Date").

               b. If the option granted pursuant to Section 4.c. hereof shall be exercised after 1:00 p.m., New York time, on the date two business days preceding the Closing Date, and on or before the 30th day after the date of this Agreement, delivery of certificates for the Option Shares, and payment therefor, shall be made at the office of Morgan, Lewis & Bockius, 101 Park Avenue, New York, New York 101783 at 9:00 a.m., New York time, on the third business day after the exercise of such option (the "Option Closing Date").

               c. Payment for the Shares purchased from the Company and the Selling Stockholders shall be made to the Company or its order, at the Company's option and the Agent, as their interests may appear, either by (i) certified or official bank check in same day funds (and the Company and the Agent agree not to deposit any such check in the bank on which drawn until the day following the date of its delivery to the Company and the Agent, respectively) or (ii) by same day wire transfer on terms to be agreed upon by the Underwriters and the Company and the Underwriters and the Agent. Such payment shall be made upon delivery of certificates for the Shares to you for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least three business days before the Closing Date, in the case of Firm Shares, and at least two business days prior to the Option Closing Date, in the case of the Option Shares. Such certificates will be made available to the Underwriters for inspection, checking and packaging at a location in New York, New York, designated by the Underwriters not less than one full business day prior to the Closing Date or, in the case of the Option Shares, by 3:00 p.m., New York time, on the business day preceding the Option Closing Date.

          It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later Option Closing Date. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

               d. If the Representatives so elect, delivery of the Firm Shares and any Option Shares may be made by credit though full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

          7. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the Underwriters as follows:

               a. The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement or abbreviated registration statement has become effective or any supplement to the Prospectus or abbreviated registration statement has been filed. If the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a), the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and

Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations. If for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed. The Company will notify you promptly in writing of (i) the receipt of any comments of the Commission, (ii) any request by the Commission for the amending or supplementing of the Registration Statement (either before or after it becomes effective) or the Prospectus or for additional information and (iii) when the Registration Statement shall have become effective. Promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the reasonable opinion of counsel to the several Underwriters ("Underwriters Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and shall use its reasonable best efforts to cause the same to become effective as promptly as possible. The Company will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In the event of any such amendments or supplements made or required to be made to the Registration Statement, the Prospectus or any amendments or supplements thereto, the Company shall promptly prepare an Offering Memorandum containing such amendment or supplement and provide the same forthwith to the Underwriters. In case any Underwriter is required to deliver a prospectus within the nine-month period referred to in
Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at its own expense, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act. Notwithstanding the foregoing, if such untrue statement or omission was made in reliance on and in conformity with written information provided by you specifically for inclusion in the Registration Statement or the Prospectus, such preparation and filing shall be at your expense. In case you are required to deliver a prospectus after such nine-month period, the Company, upon request, but at your expense, shall promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company will file no amendment or supplement to the Registration Statement or Prospectus that shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing or which is not in compliance with the Act and Rules and Regulations or the provisions of this Agreement.

               b. The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any such stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

               c. The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation, or to execute a general consent to service of process in any jurisdiction, or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Shares shall have been qualified, the Company will make and file such statements, reports and other documents in each year as are or may be reasonably required by the laws of such jurisdictions so as to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Shares, or as otherwise may be required by law. The Company shall advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, shall use its reasonable best efforts to obtain the withdrawal thereof.

               d. The Company will furnish to you, as soon as available, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus, the Offering Memorandum and any amendments or supplement to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. If applicable, the copies of the Registration Statement, any Preliminary Prospectus or Prospectus and each amendment or supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               e. The Company will make generally available to its stockholders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and covering a twelve-month period beginning after the effective date of the Registration Statement, and will advise you in writing when such statement has been made available.

               f. During a period of five years after the date hereof, the Company, as soon as practicable after the end of each respective period, will furnish to its stockholders annual reports (including financial statements audited by independent certified public accountants) and will make available to its stockholders unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will, upon request, furnish to you and the other several Underwriters hereunder (i) concurrently with making such reports available to its stockholders, statements of operations of the Company for each of the first three quarters in the form made available to the Company's stockholders; (ii) concurrently with the furnishing thereof to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants; (iii) concurrently with the furnishing of such reports to its stockholders, copies of all reports (financial or other) mailed to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the Nasdaq National Market by the Company (except for documents for which confidential treatment is requested); and (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared for general release by the Company. During such five-year period, if the Company shall have any active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

               g. Prior to or simultaneously with the execution and delivery of this Agreement, the Company will obtain agreement from each beneficial owner of the Company's Common Stock listed on Schedule B to this Agreement providing that such person will not, for a period of 120 days after the date of the Prospectus, without the prior written consent of UBS Securities LLC, directly or indirectly, offer to sell, sell, hypothecate, contract to sell, grant any option to purchase, or otherwise dispose of, any shares of Common Stock beneficially owned as of the date such lockup is executed (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock except, (a) by operation of law or (b) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction. Each such person or entity shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person or entity, except in compliance with the foregoing restriction.

               h. The Company shall not, during the 180 days following the effective date of the Registration Statement, except with the prior written consent of UBS

Securities LLC, file a registration statement covering any of its shares of capital stock, except that one or more registration statements on Form S-8 may be filed at any time following the effective date of the Registration Statement.

               i. The Company shall not, during the 180 days following the effective date of the Registration Statement, except with the prior written consent of UBS Securities LLC, issue, sell, offer or agree to sell, grant, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any options, rights or warrants with respect to shares of Common Stock, or any securities convertible into or exchangeable for Common Stock, other than (i) the sale of Shares hereunder, (ii) the grant of options or the issuance of Shares of Common Stock under the Company's stock option plans or stock purchase plan, as the case may be, existing on the date hereof, (iii) the issuance of shares of Common Stock upon exercise of the currently outstanding options or warrants described in the Registration Statement.

               j. The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus and the Offering Memorandum.

               k. The Company will maintain a Transfer Agent and, if necessary under the laws of the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

               l. For a period of five years after the date hereof, the Company shall use its reasonable best efforts to (i) maintain the listing of the Common Stock on the Nasdaq National Market, (ii) qualify or register its Common Stock for sale in non-issuer transactions under the Blue Sky laws of the State of California or (iii) obtain and maintain exemptions from the application of such Blue Sky laws to non-issuer transactions in the Common Stock.

               m.   Prior to the earlier of (i) the Option Closing Date or
(ii) 30 days after the first date any Shares are released for sale to the public, the Company shall not repurchase or otherwise acquire any of the Company's Common Stock or declare or pay any dividend or make any other distribution upon its Common Stock.

               n. The Company is familiar with the Investment Company Act, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act, and the rules and regulations thereunder.

               o. If at any time during the 180-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and, if you and the Company agree, disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          8.   EXPENSES.

          The Company agrees with each Underwriter that:

               a. The Company will pay and bear all costs, fees and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses, the Prospectus and the Offering Memorandum and any amendments or supplements thereto; the reproduction of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Memoranda and any Supplemental Blue Sky Memoranda and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any; the cost of all stock certificates representing the Shares and Transfer Agents' and Registrars' fees; the fees and disbursements of corporate, patent and regulatory counsel for the Company; all fees and other charges of the Company's independent public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses, the Prospectus and the Offering Memorandum and any amendments or supplements to any of the foregoing; NASD filing fees and expenses incident to securing any required review and the cost of qualifying the Shares under the laws of such jurisdictions within the United States as you may designate (including filing fees and fees and disbursements of Underwriters' counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company in connection with the performance of its obligations hereunder.

               b. If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company will, in addition to paying the expenses described in paragraph a. above, reimburse the several Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of Underwriters' counsel) incurred by the Underwriters in reviewing the Registration Statement and the Prospectus and in preparing the Offering Memorandum and in otherwise investigating, preparing to market or marketing the Shares. The Company will in no event be liable to any of the several Underwriters for any loss of anticipated profits from the sale by them of the Shares.

               c. Except to the extent paid by the Company pursuant to the preceding paragraph, each Selling Stockholder shall pay (directly or by reimbursement) all fees and expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) any fees and expenses of counsel for such Selling Stockholder; (ii) any fees and expenses of the Agent; and (iii) all expenses and taxes incident to the sale and delivery of the Option Shares, including any transfer and other stamp taxes applicable to the sale of the Option Shares to you or the public offering of such shares.

          9.   CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

          The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date and any later Option Closing Date, as the case may be, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               a. The Registration Statement shall have become effective not later than 9:00 a.m., New York City time, on the date following the date of this Agreement, or such later time or date as shall be consented to in writing by you. If the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) and Rule 430A of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) and Rule 430A of the Rules and Regulations. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' counsel.

               b. All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, the Prospectus, the Offering Memorandum and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to Underwriters' counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

               c. You shall have received, at no cost to you, on the Closing Date and on any later Option Closing Date, as the case may be, in the forms attached hereto on Appendix A, the opinions of (i) Morgan, Lewis & Bockius, corporate counsel to the Company, (ii) Morgan, Lewis & Bockius, Frankfurt, Republic of Germany, special counsel to the Company, (iii) Quarles & Brady, special counsel for the Company, and (iv) Barents & Krans, The Hague, Netherlands, special counsel for the Company, in each case dated the Closing Date or such later Option Closing Date and addressed to the Underwriters and with signed counterparts thereof for the Representatives.

               d. You shall have received from Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, Underwriters' counsel, an opinion or opinions, dated the Closing Date or on any later Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all corporate proceedings undertaken by the Company and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as it may have reasonably requested for the purpose of enabling it to pass upon such matters. In connection with such opinion, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

               e. You shall have received on the date Preliminary Prospectuses are first circulated, the date immediately preceding the date this Agreement is executed, the Closing Date and on any later Option Closing Date, a letter from each of Coopers & Lybrand, LLP, independent accountants, and Schweizerische Treuhandgesellscshaft-Coopers & Lybrand AG addressed to the Company and the Underwriters, dated the date of its delivery, confirming that it is an independent certified public accountant with respect to the Company within the meaning of the Act and the Rules and Regulations thereunder and based upon the procedures described in its letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five days prior to the Closing Date or any such later Option Closing Date, as the case may be, (i) confirming that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later Option Closing Date, as the case may be; and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company which, in your reasonable judgment, makes it impracticable or inadvisable to proceed with the public offer of the Shares as contemplated by the Prospectus. All such letters shall be in a form and substance reasonably satisfactory to the Representatives and their counsel.

               f. You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a certificate of the President or Chairman of the Board and the chief financial or accounting officer of the Company, dated the Closing Date or such later date, to the effect that as of such date (and you shall be satisfied that as of such date):

                    (1) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later Option Closing Date, as the case may be; and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later Option Closing Date, as the case may be;

                    (2) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the Act;

                    (3) They have carefully reviewed the Registration Statement, the Prospectus and the Offering Memorandum; and, when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading; and when the Registration Statement became effective, and at all times subsequent thereto up to the delivery of such certificate none of the Registration Statement, the Prospectus and the Offering Memorandum nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus or Offering Memorandum that has not been so set forth; and

                    (4) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Offering Memorandum, there has not been (i) any material adverse change in the properties or assets described or referred to in the Registration Statement, the Prospectus and the Offering Memorandum or in the condition (financial or otherwise), operations, business, properties, results of operation, or prospects of the Company and the Subsidiary, (ii) any transaction which is material to the Company and the Subsidiary taken as a whole, except transactions entered into in the ordinary course of business, (iii) any liability or obligation, direct or contingent, incurred by the Company or the Subsidiary, which is material to the Company and the Subsidiary taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiary which is material to the Company and the Subsidiary taken as a whole, (v) repurchase or other acquisition of its capital stock or any dividend or distribution of any kind declared, paid or made on the outstanding capital stock of the Company payable to stockholders of record, (vi) any loss or damage (whether or not insured) to the property of the Company or the Subsidiary or, to the best of the signer's knowledge, either Manufacturer, which has been sustained or will have been sustained which is material to the Company and the Subsidiary taken as a whole, or, to the best of the Company's knowledge, either Manufacturer, or
(vii) any legal or governmental action pending or threatened against the Company, the Subsidiary or, to the best of the signers' knowledge, either Manufacturer, that may result in a material adverse change in the condition (financial or otherwise), operations, business, properties, results of operations or prospects of the Company, whether or not arising from transactions in the ordinary course of business, or that may adversely affect the transactions contemplated by this Agreement.

               g. The Company shall have furnished to you such further certificates and documents as you shall reasonably request as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

               h. The Shares that are currently outstanding are quoted, and the Shares to be issued and sold under this Agreement are duly authorized for quotation upon notice of issuance, on the Nasdaq National Market.

               i. On the Closing Date and on any later Option Closing Date a certificate, dated such Closing Date and addressed to you, signed by or on behalf of each Selling Stockholder selling Common Stock as of such Closing Date or Option Closing Date, to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of such Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied prior to such Closing Date;

               j. On or before the Closing Date, letters from each person identified on Schedule B hereto who owns shares of Common Stock as of the date hereof, in form and substance satisfactory to you, confirming that, without the prior written consent of UBS Securities LLC, which may be withheld in the sole discretion of UBS Securities LLC, such person will not, directly or indirectly, offer, sell, assign, transfer, encumber, contract to sell, grant any option to purchase, or otherwise dispose of, any Common Stock (including Common Stock that may be deemed to be beneficially owned by such person in accordance with the Rules and Regulations) or any securities convertible into or exchangeable for any shares of Common Stock, until the one hundred twentieth (120th) day after the effective date of the Registration Statement. Notwithstanding the foregoing, this paragraph shall not prohibit any of the following types of transfers: (i) if such person is a partnership, a private transfer by such person to a partner of such or a retired partner of such person, in accordance with its partnership agreement; and (ii) following any transfer permitted in clause (i) of this sentence to an individual, any private transfer by gift, will or intestate succession from such individual to such individual's spouse or members of the immediate family of such individual or such individual's spouse, in each case described in clause (i) or (ii) if the transferee agrees in writing to be subject to the terms of this paragraph to the same extent as the transferor.

          All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and Underwriters' counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request. Any certificate signed by the Selling Stockholder or any officer of the Company and delivered to you or to your counsel shall be deemed to be a representation and warranty by the Selling Stockholder or the Company, as applicable, to you as to the statements made therein.

          10.  INDEMNIFICATION AND CONTRIBUTION.

               a. Subject to the provisions of paragraph e. below, the Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof), if any, who controls any Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or in the Offering Memorandum or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company contained in this paragraph a. shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission is contained in or made in reliance on or in conformity with the section of the Prospectus entitled "Underwriting" (except for the sixth and [directed shares] paragraphs thereof) or the last paragraph of text on the cover page of the Prospectus or in the section of the Offering Memorandum entitled "Representations by Purchasers," and (2) the indemnity agreement contained in this paragraph a. with respect to any Preliminary Prospectus or Offering Memorandum shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented), in the case of purchasers resident in Ontario, the revised Offering Memorandum was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus or Offering Memorandum was corrected in the Prospectus (or the Prospectus as amended or supplemented), in the case of purchasers resident in Ontario, the revised offering Memorandum unless the failure is the result of noncompliance by the Company with paragraph a. of Section 6 hereof. The indemnity agreements of the Company contained in this paragraph a. and the representations and warranties of the Company contained in

Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of any payment for the Shares.

               b. Subject to the provisions of paragraph e. below, each Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof), if any, who controls any Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise, and the Selling Stockholder agrees to reimburse each such Underwriter and controlling person for any legal or other out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or in the Offering Memorandum or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case specified in clause (A) and (B) to the extent any such statements or omissions were made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use in the preparation of the Registration Statement, the Preliminary Prospectus, the Offering Memorandum or the Prospectus, and (ii) any breach of any representation, warranty, agreement or covenant of the Selling Stockholder herein contained; provided, however, that the indemnity agreement contained in this paragraph b. with respect to any Preliminary Prospectus or Offering Memorandum shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented), in the case of purchasers resident in Ontario, the revised Offering Memorandum was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus or Offering Memorandum was corrected in the Prospectus (or the Prospectus as amended or supplemented), in the case of purchasers resident in Ontario, the revised offering Memorandum unless the failure is the result of noncompliance by the Company with paragraph a. of Section 6 hereof. The indemnity agreements of each Selling Stockholder contained in this paragraph b. and the representations and warranties of each

Selling Stockholder contained in Section 3 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of any payment for the Shares.

               c. Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its executive officers, each of its directors, each Selling Stockholder, each other Underwriter and each person (including each partner or officer thereof) who controls the Company, each Selling Stockholder or any such other Underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise, and to reimburse each of them for any legal or other out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel), incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or in the Offering Memorandum or any post-effective amendment thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in the cases of clauses (ii) and (iii) above, such statement or omission is contained in or made in reliance on or in conformity with the Section of the Prospectus entitled "Underwriting" (except for the sixth paragraph thereof) or the last paragraph on the cover page of the Prospectus or in the section of the Offering Memorandum entitled "Representations by Purchasers." The indemnity agreement of each Underwriter contained in this paragraph c. shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

               d.   Each party indemnified under the provision of paragraphs a.,
b. and c. of this Section 10 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (a "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled, at its or their own expense to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. It is understood that the indemnifying parties shall not, in respect of the legal defenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for
(a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of
Section 15 of the Act and the Selling Stockholders. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs a. through d. of this
Section 10 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses, incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the third sentence of this Section 10.d. and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding. The indemnifying party or parties shall not be liable for any settlement of any proceeding effected without its or their written consent, provided such consent has not been unreasonably withheld.

               e. If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under paragraph a., b. or c. of this Section 10, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph a., b. or c. of this Section 10 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Underwriters, and each Selling Stockholder shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares received by the Company and each Selling Stockholder, respectively, and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The parties agree that it would not be just and equitable if contributions pursuant to this paragraph e. were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph e. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph e. shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparation to defend or defense against any action or claim which is the subject of this paragraph e. Notwithstanding the provisions of this paragraph e., no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such
Underwriter.   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph e. to contribute are several in proportion to their respective underwriting obligations and not joint.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph d. of this Section 10).

               f. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

               g. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of this Section 10 and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 10 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act, or in the Offering Memorandum.

          11.  TERMINATION.

          This Agreement may be terminated by you at any time on or prior to the Closing Date or on or prior to any later Option Closing Date, as the case may be, (i) if the Company shall have failed, refused or been unable, at or prior to the Closing Date, or on or prior to any later Option Closing Date, as the case may be, to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, or (ii) if trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such trading exchanges or by order of the Commission or any other governmental authority having jurisdiction, or if a banking moratorium shall have been declared by federal or New York authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such character as to have a Material Adverse Effect regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in the judgment of the Representatives makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have occurred an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or other national or international calamity, hostilities or crisis or the declaration by the United States of a national emergency which, in the judgment of the Representatives, adversely affects the marketability of the Shares, or (vi) if since the respective dates as of which information is given in the Registration Statement and the Prospectus and the Offering Memorandum, there shall have occurred any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the business affairs, management, or business prospects of the Company, whether or not arising in the ordinary course of business, or (vii) if any foreign, federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in the judgment of the Representatives materially and adversely affects or will materially and adversely affect the business or operations of the Company, or trading in the Common Stock shall have been suspended, or (viii) there shall have occurred a material adverse decline in the value of securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or (ix) action shall be taken by any foreign, federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the judgment of the Representatives, has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated in accordance with this Section 11, there shall be no liability of the Company to the Underwriters and no liability of the Underwriters to the Company except, in each case, as provided in Sections 8, 10 and 12 hereof.

          If you elect to terminate this Agreement as provided in this
Section 11, the Company shall be notified promptly by you by telephone, telecopy or telegram, confirmed by letter.

          12.  REIMBURSEMENT OF CERTAIN EXPENSES.

               a. In addition to their other obligations under Section 10 of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph a. of Section 10 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 12 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and
(ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

               b. In addition to their other obligations under Section 10 of this Agreement, the Underwriters hereby agree to reimburse on a quarterly basis the Company for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph c. of Section 10 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 12 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the Company shall promptly refund it and (ii) the Company shall provide to the Underwriters, upon request, reasonable assurances of its ability to effect any refund, when and if due.

               c. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 10 hereof, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of said Section 10, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from any of the several Underwriters.

          13.  NOTICES.

          Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be faxed, mailed, telegraphed or delivered to UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: David H. MacCallum, with a copy to Mark D. Whatley, Esq., Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, Three Embarcadero Center, San Francisco, CA 94111; and if to the Company, shall be faxed, mailed, telegraphed or delivered to it at its office
Attention: President, with a copy to Kevin Curley, Esq., Morgan, Lewis & Bockius, 101 Park Avenue, New York, New York 101783. All notices given by telegraph shall be promptly confirmed by letter.

          14.  MISCELLANEOUS.

          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its respective directors of officers, and (ii) delivery of and payment for the Shares under this Agreement.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          You will act as Representatives of the several Underwriters in all dealings with the Company under this Agreement, and any action under or in respect of this Agreement taken by you, as Representatives, will be binding upon all of the Underwriters.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.



                           [INTENTIONALLY LEFT BLANK]

          Please sign and return to the Company the enclosed duplicate of this letter, whereupon this letter will become a binding agreement among the Company and the several underwriters in accordance with its terms.

                                        Very truly yours,

                                        NORLAND MEDICAL SYSTEMS, INC.


                                        By: __________________________
                                            Reynald G. Bonmati
                                            President


SELLING STOCKHOLDERS



By: __________________________
    [name]
    Attorney-in-Fact


The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.

UBS SECURITIES LLC
PACIFIC GROWTH EQUITIES, INC.

By:  UBS SECURITIES LLC

By:_____________________________
   Title:

Acting on behalf of the several
Underwriters, including themselves,
named on SCHEDULE A hereto.

                                   SCHEDULE A

                                  UNDERWRITERS



                                        Number of Shares to be
       Underwriters                           Purchased
       ------------                           ---------

UBS Securities LLC
Pacific Growth Equities, Inc.












          TOTAL                               2,250,000

                                   SCHEDULE B

                               LOCK-UP AGREEMENTS



               NAME                                     SHARES
               ----                                     ------

Reynald G. Bonmati
Kurt W. Streams
Ralph G. Theodore
Thomas P. Regan
James A. Sperlazza
Lewis N. Harrold
James J. Baker
Michael W. Huber
Robert L. Piccioni, Ph.D
Albert S. Waxman, Ph.D.
Novatech Ventures, L.P.
Norland Partners, L.P.
Hans Schiessl




TOTAL

                                   APPENDIX A


          OPINION OF MORGAN, LEWIS & BOCKIUS.

          Morgan, Lewis & Bockius shall opine to the effect that:

          1.   a.   The Company has been duly incorporated and is validly
existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business as a foreign corporation and is in good standing in the States of Connecticut, New York, and Wisconsin, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement; and the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business as a foreign corporation and is in good standing in the State of California [OTHER STATES?] and has full corporate power to own its properties and conduct its business as described in the Registration Statement.

               b. The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus; all necessary and proper corporate proceedings have been taken in order to authorize validly such Common Stock; all shares of Common Stock outstanding immediately prior to the sale of the Firm Shares on the Closing Date have been duly and validly issued, are fully paid and nonassessable, were not issued in violation of or subject to any preemptive rights under applicable law or the Company's certificate of incorporation or bylaws or to such counsel's knowledge any other rights to subscribe for or purchase any securities and conform to the description thereof contained in the Registration Statement and the Prospectus; and to such counsel's knowledge, except as described in the Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity. All of the outstanding shares of capital stock of the Subsidiary have been duly and validly issued, are fully paid and nonassessable and to such counsel's knowledge, have not been issued in violation of or subject to any preemptive rights under applicable law or the Subsidiary's certificate of incorporation or bylaws or, to our knowledge, any other rights to subscribe for or purchase any securities, and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance claim or equitable interest;

               c. The Shares to be issued by the Company pursuant to this Agreement have been duly authorized. The certificates evidencing such Shares to be delivered hereunder are in due and proper form under Delaware law and when duly countersigned by the Company's transfer agent and registrar and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Common Shares represented thereby will be validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive rights under applicable law or the Company's certificate of incorporation or bylaws or to such counsel's knowledge any other rights to subscribe for or purchase securities, co-sale right, right of first refusal or other similar right (which rights have not previously been waived in connection with the purchase of sale of such Shares) and will conform in all respects to the description thereof contained in the Prospectus;

               d. Except as disclosed in or specifically contemplated by the Prospectus, to such counsel's knowledge there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

               e. The Company has full corporate power and authority to enter into this Agreement and to sell and deliver the Firm Shares or the Option Shares, as the case may be, to be sold by it to you; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution, as to which no opinion need be expressed; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the clearance of such offering with the NASD;

               f. The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of its property may be bound or affected which is material to the Company or the Subsidiary, (ii) to the knowledge of such counsel, result in the creation or imposition of any lien or encumbrance upon any assets of the Company or the Subsidiary, (iii) violate any of the provisions of the certificate of incorporation or bylaws as amended or restated, of the Company or the Subsidiary or (iv) to the knowledge of such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over the Company or the Subsidiary or any of its property;

               g. To such counsel's knowledge, neither the Company nor the Subsidiary is in violation of its certificate of incorporation or bylaws or to such counsel's knowledge in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument filed with the Registration Statement as an exhibit to which it is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company or the Subsidiary, as the case may be;

               h. To such counsel's knowledge, no holders of securities of the Company have rights which have not been waived to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby;

               i. (1) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

                    (2) The Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules, if any, and financial data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                    (3) To such counsel's knowledge, there are no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not disclosed or filed, as required;

                    (4) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company or the Subsidiary that, if adversely determined, would have a Material Adverse Effect or would limit, revoke, cancel, suspend or cause not to be renewed any existing license, certificate, registration, approval or permit, known to such counsel, from any state, federal or regulatory authority that is material to the conduct of the business of the Company as currently conducted, or that are of a character otherwise required to be described in the Prospectus or Registration Statement that are not described as required; and

                    (5) The statements in the Prospectus or the Registration Statement under the captions "Risk Factors--Government Regulation," "Risk Factors--Dependence on Third-Party Reimbursement," "Risk Factors--Proprietary Rights Protection," "Risk Factors--Product Liability," "The Company and its Relationship with Norland and Stratec," "Management's Discussion and Analysis-- General," "Business" (first paragraph), "Business--Distribution Agreement," "Business--Product Development," "Business-Third Party Reimbursement," "Business--Government Regulation," "Business-Property Rights," "Management-- Stock Option Plan," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale," insofar as those statements constitute summaries of documents referred to therein, statutes, rules or regulations, including the Delaware General Corporation Law, or matters of law or legal conclusions, and the description of the Company's certificate of incorporation and bylaws, are accurate in all material respects and fairly present the information required to be shown in Form S-1 with respect to such documents and matters; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement that are not described therein.

               j. The Distribution Agreement is enforceable against Norland and Stratec, the covenant and agreement of NMS set forth on the signature page of the Distribution Agreement are enforceable against NMS, and the Loan Agreement is enforceable against Norland, Stratec, and the covenant and agreement of NMS set forth on the signature page of the Loan Agreement is enforceable against NMS, in each case except (i) as such enforceability may be limited by equitable principles, bankruptcy, insolvency, reorganization, moratorium, or other, similar laws affecting creditors' rights generally and
(ii) as to the enforceability of provisions of the Distribution Agreement or the Loan Agreement granting to the Company security interests in certain property and provisions requiring arbitration of disputes, as to which such counsel need not express any opinion.

               k. To such counsel's knowledge, this Agreement and the Stockholder's Agreements have been duly authorized, executed and delivered by or on behalf of the Selling Stockholders; the Agent has been duly and validly authorized to act as the custodian of the Stockholder Shares and Option Shares to be sold by each Selling Stockholders; and the performance of this Agreement and the Stockholder's Agreements and the consummation of the transactions herein contemplated by each Selling Stockholder will not result in a breach of, or constitute a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit, or other instrument to which each Selling Stockholder is a party or by which each Selling Stockholder or any of its properties may be bound, or violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over each Selling Stockholder or any of its properties; and no approval, authorization, order or consent of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the Stockholder's Agreements or the consummation by each Selling Stockholder of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and the Exchange Act and such as may be required under applicable Blue Sky laws and the clearance of such offering with the NASD;

               l. To such counsel's knowledge, each Selling Stockholder has full right, power and authority to enter into this Agreement and the respective Stockholder's Agreement and to sell, transfer and deliver the Stockholder Shares and Option Shares to be sold by it on Closing Date or the Option Closing Date, and good and marketable title to such Stockholder Shares and Option Shares so sold, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts, or other defects of title whatsoever, has been transferred to you (whom counsel may assume to be a bona fide purchaser within the meaning of the Uniform Commercial Code);


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

               m. To such counsel's knowledge, this Agreement and the Stockholder's Agreements are valid and binding agreements of the Selling Stockholder that is party thereto in accordance with their terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except with respect to those provisions relating to indemnities or contribution, as to which no opinion need be expressed;

               n. No transfer taxes are required to be paid in connection with the sale and delivery of the Firm Shares or the Option Shares to you hereunder;

               o. The Company is not and, upon receipt of the net proceeds from the sale of the Firm Shares and the Option Shares to be sold by it in the manner described in the Prospectus, will not be for a period of one year from the Closing Date, an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

               p. Each of the Company and the Subsidiary had all corporate power and authority to execute, deliver and perform the Acquisition Agreement and, in the case of the Company, the Purchase Agreement, and each of them took all action required by law, their respective charters and bylaws or otherwise to authorize such execution, delivery and performance. The Acquisition Agreement was duly approved and adopted by the affirmative vote of a number of the outstanding shares of capital stock of the Subsidiary required to approve the Acquisition Agreement, the Merger, and all actions necessary to effect the Merger. The Certificate and Plan of Merger dated [April 2, 1996] has been filed with the Secretary of State of the State of Delaware and the Merger has become effective under applicable law. To such counsel's knowledge, no shareholders of Dove has exercised their rights of appraisal or other dissenter's rights with respect to the Merger or any of the actions that were conditions precedent to, or otherwise necessary to effect, the Merger.

          In rendering such opinions, such counsel may limit its opinion as to the foregoing matters to the federal laws of the United States, the laws of the State of New York and the Delaware General Corporate Law, and may rely as to matters of local law on opinions of local counsel addressed to you and, as to matters of fact, on certificates of officers of the Company, the Selling Stockholder, or governmental officials, provided that such counsel's opinion states that such counsel is so doing and that you are justified in relying on such opinions of local counsel or certificates and that copies of such certificates are attached to such counsel's opinion. Such counsel shall also include a statement to the effect that in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and the independent accountants of the Company, at which conferences such counsel has made inquiries of such persons and others and discussed the contents of the Registration Statement and the Prospectus. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as specifically stated elsewhere in such opinion), nothing has come to such counsel's attention that would lead such counsel to believe that (except for the financial statements, related notes and schedules, if any, and schedules and financial data included therein, as to which such counsel need express no view), the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          2. OPINION OF MORGAN, LEWIS & BOCKIUS, FRANKFURT, REPUBLIC OF GERMANY. Morgan, Lewis & Bockius, Frankfurt, shall opine to the effect that:

               a. Stratec has been duly incorporated (or otherwise formed) and is validly existing as a Gesellschaft mit beschrankter Haftung (limited liability company) in good standing (or whatever equivalent statement may be made under the laws of the jurisdiction of Stratec's formation) under the laws of the Republic of Germany;

               b. Stratec has full corporate power and authority to enter into the Distribution Agreement and the Loan Agreement and the officer of Stratec who executed and delivered the Distribution Agreement and the Loan Agreement on behalf of Stratec was duly authorized and empowered to do so; and

               c. The provisions of the Distribution Agreement and the Loan Agreement specifying that those agreements will be governed by New York law are enforceable against Stratec in accordance with their terms.

          In rendering such opinions, such counsel may limit its opinion as to the foregoing matters to the laws of the Federal Republic of Germany [and applicable provincial laws] and may rely as to matters of fact on certificates of officers of Stratec and/or governmental officials and records, provided that such counsel's opinion states that such counsel is so doing and that you are justified in relying on such certificates and/or public records and that copies of such certificates are attached to such counsel's opinion;

          3. OPINION OF QUARLES & BRADY. Quarles & Brady shall opine to the effect that:

               a. Norland has been duly incorporated (or otherwise formed) and is validly existing as a corporation under the laws of the State of Wisconsin;

               b. Norland has full corporate power and authority to enter into the Distribution Agreement and the Loan Agreement and the Distribution Agreement and the Loan Agreement were duly and validly authorized by all necessary corporate action by Norland; and

               c. The provisions of the Distribution Agreement and the Development Agreement specifying that those agreements will be governed by New York law are enforceable against Norland in accordance with their terms;

          In rendering such opinions, such counsel may limit its opinion as to the foregoing matters to the laws of the State of Wisconsin and may rely as to matters of fact on certificates of officers of Norland and governmental officials, provided that such counsel's opinion states that such counsel is so doing and that you are justified in relying on such certificates and that copies of such certificates are attached to such counsel's opinion;

          4. OPINION OF BARENTS & KRANS, THE HAGUE, NETHERLANDS. Barents & Krans shall opine to the effect that:

               a. NMS has been duly incorporated (or otherwise formed) and is validly existing as a private company with limited liability under the laws of the Netherlands;

               b. NMS has full corporate power and authority to make the covenants and agreements set forth on the signature page of the Distribution Agreement and the covenants and agreements set forth on the signature page of the Loan Agreement and the Distribution Agreement and the Loan Agreement were duly and validly authorized by all necessary corporate action by NMS; and

               c. The provisions of the Distribution Agreement and the Loan Agreement specifying that those agreements will be governed by New York law are, insofar as those provisions relate to the covenants and agreements of NMS set forth on the signature page of the Distribution Agreement and those set forth on the signature page of the Loan Agreement are enforceable against NMS in accordance with their terms;

          In rendering such opinions, such counsel may limit its opinion as to the foregoing matters to the laws of the Netherlands and may rely as to matters of fact on certificates of officers of NMS and/or governmental officials and records, provided that such counsel's opinion states that such counsel is so doing and that you are justified in relying on such certificates and/or public records and that copies of such certificates are attached to such counsel's opinion.